Leases (Details) - Schedule of supplemental cash flow information $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Cash paid for:
Operating cash flows from operating leases	$ 637
Operating lease right of use assets obtained in exchange for operating lease liabilities	$ 1,787 [1]

[1]	The amount includes approximately $1.5 million of ROU assets obtained in exchange for existing lease obligations due to the adoption of ASC Topic 842 and approximately $0.3 million of additional ROU assets obtained during the year.